SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

This Seventeenth Amendment (this “Amendment”), effective October 10, 2023, is made to the Amended and Restated Investment Advisory Agreement by and between Empower Funds, Inc. (“Empower Funds”) and Empower Capital Management, LLC (the “Adviser”).

WHEREAS, Empower Funds and Adviser are parties to the Amended and Restated Investment Advisory Agreement, dated May 1, 2017, as amended (the “Agreement”); and

WHEREAS, pursuant to Article VI of the Agreement, Empower Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Empower Funds and Adviser agree as follows:

1.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

EMPOWER CAPITAL MANAGEMENT, LLC

By:	/s/ Jonathan D. Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

EMPOWER FUNDS, INC

By:	/s/ Kelly B. New
Name: Kelly B. New
Title: Chief Financial Officer & Treasurer

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SCHEDULE A

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Empower Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Empower Bond Index Fund	0.13% of the average daily net assets on assets up to $3 billion; and 0.09% of the average daily net assets on assets over $3 billion
Empower Core Bond Fund	0.32% of the average daily net assets
Empower Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets on assets up to $2 billion
Empower Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion; 0.28% of the average daily net assets on assets over $1 billion; and 0.23% of the average daily net assets on assets over $2 billion
Empower Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Empower Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Empower Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Empower Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Empower Government Money Market Fund	0.10% of the average daily net assets
Empower High Yield Bond Fund	0.60% of the average daily net assets on assets up to $1 billion, 0.55% of the average daily net assets on assets over $1 billion, and 0.50% of the average daily net assets on assets over $2 billion
Empower Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Empower International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Empower International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Empower International Value Fund	0.67% of the average daily net assets
Empower Large Cap Growth Fund	0.62% of the average daily net assets on assets up to $1 billion, 0.57% of the average daily net assets on assets over $1 billion, and 0.52% of the average daily net assets on assets over $2 billion
Empower Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Empower Mid Cap Value Fund	0.78% of the average daily net assets on assets up to $1 billion, 0.73% of the average daily net assets on assets over $1 billion, and 0.68% of the average daily net assets on assets over $2 billion
Empower Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion
Empower Real Estate Index Fund	0.29% of the average daily net assets on assets up to $1 billion, 0.24% of the average daily net assets on assets over $1 billion, and 0.19% of the average daily net assets on assets over $2 billion

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Funds	Investment Advisory Fee
Empower S&P 500® Index Fund

0.21% of the average daily net assets on assets up to $1 billion,

0.16% of the average daily net assets on assets over $1 billion,

0.11% of the average daily net assets on assets over $2 billion, and

0.09% of the average daily net assets on assets over $3 billion

Empower S&P Mid Cap 400® Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion
Empower S&P Small Cap 600® Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Empower SecureFoundation® Balanced ETF Fund	0.16% of the average daily net assets
Empower Short Duration Bond Fund	0.23% of the average daily net assets
Empower Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Empower Small Cap Value Fund	0.71% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Empower U.S. Government Securities Fund	0.23% of the average daily net assets

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EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

This Eighteenth Amendment (this “Amendment”), effective February 26, 2024, is made to the Amended and Restated Investment Advisory Agreement by and between Empower Funds, Inc. (“Empower Funds”) and Empower Capital Management, LLC (the “Adviser”).

WHEREAS, Empower Funds and Adviser are parties to the Amended and Restated Investment Advisory Agreement, dated May 1, 2017, as amended (the “Agreement”); and

WHEREAS, pursuant to Article VI of the Agreement, Empower Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Empower Funds and Adviser agree as follows:

5.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

6.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

7.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

8.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

EMPOWER CAPITAL MANAGEMENT, LLC

By:	/s/ Jonathan D. Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

EMPOWER FUNDS, INC

By:	/s/ Kelly B. New
Name: Kelly B. New
Title: Chief Financial Officer & Treasurer

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SCHEDULE A

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Empower Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Empower Bond Index Fund	0.13% of the average daily net assets on assets up to $3 billion; and 0.09% of the average daily net assets on assets over $3 billion
Empower Core Bond Fund	0.32% of the average daily net assets
Empower Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets on assets up to $2 billion; and 0.35% of the average daily net assets on assets over $2 billion
Empower Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion; 0.28% of the average daily net assets on assets over $1 billion; and 0.23% of the average daily net assets on assets over $2 billion
Empower Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Empower Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Empower Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Empower Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Empower Government Money Market Fund	0.10% of the average daily net assets
Empower High Yield Bond Fund	0.60% of the average daily net assets on assets up to $1 billion, 0.55% of the average daily net assets on assets over $1 billion, and 0.50% of the average daily net assets on assets over $2 billion
Empower Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Empower International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Empower International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Empower International Value Fund	0.67% of the average daily net assets
Empower Large Cap Growth Fund	0.62% of the average daily net assets on assets up to $1 billion, 0.57% of the average daily net assets on assets over $1 billion, and 0.52% of the average daily net assets on assets over $2 billion
Empower Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Empower Mid Cap Value Fund	0.78% of the average daily net assets on assets up to $1 billion, 0.73% of the average daily net assets on assets over $1 billion, and 0.68% of the average daily net assets on assets over $2 billion
Empower Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion

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Funds	Investment Advisory Fee
Empower Real Estate Index Fund	0.29% of the average daily net assets on assets up to $1 billion, 0.24% of the average daily net assets on assets over $1 billion, and 0.19% of the average daily net assets on assets over $2 billion
Empower S&P 500® Index Fund

0.21% of the average daily net assets on assets up to $1 billion,

0.16% of the average daily net assets on assets over $1 billion,

0.11% of the average daily net assets on assets over $2 billion, and

0.09% of the average daily net assets on assets over $3 billion

Empower S&P Mid Cap 400® Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion
Empower S&P Small Cap 600® Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Empower SecureFoundation® Balanced ETF Fund	0.16% of the average daily net assets
Empower Short Duration Bond Fund	0.23% of the average daily net assets
Empower Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Empower Small Cap Value Fund	0.71% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Empower U.S. Government Securities Fund	0.23% of the average daily net assets

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